                                                                   EXHIBIT 10.10

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                                  AND RELEASE


     This Assignment and Assumption Agreement and Release (this "Agreement") is made as of October 2, 1998 by and among CAIS, Inc., a Virginia corporation, Cleartel Communications, Inc., a District of Columbia corporation (together referred to as "Assignors"), CGX Communications, Inc., a Delaware corporation ("Assignee"), and William M. Caldwell, IV ("Employee").

                                   RECITALS:
                                   --------

     1. Assignors are party to a certain employment agreement (the "Employment Agreement") dated as of September 8, 1997 between Assignors and Employee.

     2. Pursuant to the Employment Agreement, Assignors granted to Employee certain options to purchase limited partnership interests in CAIS Limited Partnership and Cleartel Communications Limited Partnership (the "Partnerships"), or, in the event that the Partnerships are merged into Assignee, options to purchase shares of Assignee (the "Options"). In addition, Assignors separately agreed to grant Employee a limited partnership interest in CAIS Limited Partnership.

     3. Simultaneously herewith, Assignors and Assignee are consummating certain transactions whereby Assignors will become wholly owned subsidiaries of Assignee (the "Restructuring").

     4. In connection with the Restructuring, Assignors desire to assign all of their rights and obligations under the Employment Agreement to Assignee, and Assignee desires to assume all of Assignors' rights and obligations under the Employment Agreement, subject to and in accordance with the terms and conditions set forth in this Agreement.

     6. Employee desires to release Assignors from their performance under the Options, and to release Assignors and CAIS Limited Partnership from any obligation to grant Employee a limited partnership interest in CAIS Limited Partnership, subject to his receipt of new options from Assignee and further subject to and in accordance with the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

     1. Assignors hereby assign all of their rights and obligations under the Employment Agreement to Assignee, and Assignee hereby accepts such assignment and agrees to perform each and every obligation and covenant of Assignors related to the Employment Agreement.

     2. Assignee hereby grants to Employee new options to purchase 1,634,610 shares of the common stock, par value $.01 per share, of Assignee for a purchase price of $0.9732 per share, which options shall be subject to all of the terms and conditions applicable to the Options set forth in Exhibit A to the Employment Agreement.

     3. Assignee hereby grants to Employee new options to purchase 97,465 shares of the common stock, par value $.01 per share, of Assignee for a purchase price of $0.9732 per share.

     4. Employee hereby releases and discharges Assignors and the Partnerships from any and all duties, liabilities, claims and performance under the Options, and relinquishes any further claim or entitlement to any additional equity interest in Assignors, Assignee and the Partnerships arising by virtue of the Employment Agreement or any other agreement, whether verbal or in writing, existing as of the date hereof between Employee and any of Assignors, Assignee or the Partnerships, except for the entitlement of the Employee to receive new options as provided in paragraphs 2 and 3 above.

     5. Employee hereby consents to the assignment of the Employment Contract from Assignors to Assignee.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

                              ASSIGNORS:

                              CAIS, INC.


                              By: /s/ Ulysses G. Auger, II
                                  ------------------------
                              Ulysses G. Auger, II, President

                              CLEARTEL COMMUNICATIONS, INC.


                              By: /s/ Ulysses G. Auger, II
                                  ------------------------
                              Ulysses G. Auger, II, President

                              ASSIGNEE:

                              CGX COMMUNICATIONS, INC.


                              By: /s/ Ulysses G. Auger, II
                                  ------------------------
                              Ulysses G. Auger, II, President


                              EMPLOYEE:


                              /s/ William M. Caldwell, IV
                              ---------------------------
                              William M. Caldwell, IV